UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2005

BEAR STEARNS ASSET BACKED SECURITIES I LLC

(as depositor under an Indenture, dated as of September 9, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes, Series 2005-GP1)

(Exact name of registrant as specified in its charter)

Delaware	333-125422	20-0842986
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

383 Madison Avenue New York, New York		10179
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

25.1           Statement of Eligibility of Citibank, N.A. on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC
By: /s/ Joseph T. Jurkowski, Jr.
Name: Joseph T. Jurkoswki, Jr.
Title: Vice President

Dated: August 29, 2005

Index to Exhibits

Exhibit Number	Description
25.1	Statement of Eligibility of Citibank, N.A. on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.